UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2025

SpartanNash Company

(Exact name of Registrant as Specified in Its Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700
Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 22, 2025, SpartanNash Company, a Michigan corporation (the “Company” or “SpartanNash”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, New Mackinac HoldCo, Inc., a Delaware corporation (“Parent”), Mackinac Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Parent, and C&S Wholesale Grocers, LLC, a Delaware limited liability company (“Guarantor” or “C&S”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

As a result of the Merger, each share of common stock of the Company, no par value (“Common Stock”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Common Stock held by Parent or Merger Sub immediately prior to the Effective Time) will, at the Effective Time, automatically be converted into the right to receive $26.90 in cash, without interest (the “Merger Consideration”). The material terms of the Merger Agreement, including the conditions of the proposed Merger will be described in a subsequent filing on Form 8-K.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find It

A meeting of shareholders of SpartanNash will be announced as promptly as practicable to seek SpartanNash shareholder approval in connection with the Transaction. SpartanNash intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Transaction. Following the filing of the definitive proxy statement with the SEC, SpartanNash will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that SpartanNash expects to file with the SEC in connection with the Transaction. SPARTANNASH URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPARTANNASH AND THE TRANSACTION. Any vote in respect of resolutions to be proposed at SpartanNash’s shareholder meeting to approve the Transaction or other responses in relation to the Transaction should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by SpartanNash with the SEC at www.sec.gov, the SEC’s website, or from SpartanNash’s website at https://www.spartannash.com/. In addition, the proxy statement and other documents filed by SpartanNash with the SEC (when available) may be obtained from SpartanNash free of charge by directing a request to Investor Relations at https://corporate.spartannash.com/investor-relations.

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SpartanNash, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from SpartanNash shareholders in connection with the Transaction. Information about SpartanNash’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Board of Directors,” “Ownership of SpartanNash Stock,” “SpartanNash’s Executive Officers,” “Executive Compensation” and “Compensation of Directors” sections of the definitive proxy statement for SpartanNash’s annual meeting of shareholders, filed with the SEC on April 1, 2025. Additional information regarding ownership of SpartanNash’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of SpartanNash’s website located at https://corporate.spartannash.com/investor-relations. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement that SpartanNash expects to file in connection with the Transaction and other relevant materials SpartanNash may file with the SEC.

Cautions Regarding Forward Looking Statements

The matters discussed in this communication and in any related oral statements include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the proposed acquisition (the “Transaction”) of SpartanNash by C&S, shareholder and regulatory approvals, the expected timetable for completing the Transaction, expected benefits of the Transaction and any other statements regarding the future plans, strategies, objectives, goals or expectations of the combined company. These forward-looking statements may be identifiable by words or phrases indicating that SpartanNash and/or C&S “expects,” “projects,” “anticipates,” “plans,” “believes,” “intends,” or “estimates,” or that a particular occurrence or event “may,” “could,” “should,” “will” or “will likely” result, occur or be pursued or “continue” in the future, that the “outlook,” “trend,” “guidance” or “target” is toward a particular result or occurrence, that a development is an “opportunity,” “priority,” “strategy,” “focus,” that the combined company is “positioned” for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date made. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies may affect actual results and could cause actual results to differ materially. These risks and uncertainties include the failure to obtain the required vote of SpartanNash’s shareholders in connection with the Transaction; the timing to consummate the Transaction and the risk that the Transaction may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Transaction; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts SpartanNash’s current plans and operations including the continued payment of quarterly dividends; the risk that certain restrictions during the pendency of the Transaction may impact SpartanNash’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on Transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Transaction could have adverse effects on the market price of SpartanNash’s common stock, credit ratings or operating results; and the risk that the Transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. SpartanNash and C&S can give no assurance that the conditions to the Transaction will be satisfied, or that it will close within the anticipated time period.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following material is attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2025	SpartanNash Company

	By:	/s/ Ileana McAlary
Ileana McAlary
Executive Vice President, Chief Legal Officer and Corporate Secretary